UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 3, 2005

DIGITAL THEATER SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

5171 Clareton Drive Agoura Hills, California		91301
(Address of principal executive offices)		(Zip Code)

(818) 706-3525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Completion of Acquisition or Disposition of Assets

This Form 8-K/A is being filed solely to amend the Form 8-K filed on January 6, 2005 by Digital Theater Systems, Inc. to include the financial statements of Lowry Digital Images, Inc. and the unaudited pro forma financial information listed below.  This amendment is qualified in its entirety by reference to the original filing on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Lowry Digital Images, Inc. and as at and for the year ended December 31, 2004 are included as Exhibit 99.1 and is incorporated herein by reference.

(b)           Pro Forma Financial Information.

The unaudited pro forma combined condensed consolidated financial information of Digital Theater Systems, Inc. and Lowry Digital Images, Inc. is included as Exhibit 99.2 and is incorporated herein by reference.

(c)           Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Lowry Digital Images, Inc.

99.1	Financial Statements of Lowry Digital Images, Inc.

99.2	Digital Theater Systems, Inc. and Lowry Digital Images, Inc. unaudited pro forma combined condensed consolidated financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 18, 2005	DIGITAL THEATER SYSTEMS, INC.

	By:	/s/ Jon E. Kirchner
Jon E. Kirchner, President and Chief Executive Officer

/s/ Melvin L. Flanigan
Melvin L. Flanigan, Executive
Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Lowry Digital Images, Inc.

99.1	Financial Statements of Lowry Digital Images, Inc.

99.2	Digital Theater Systems, Inc. and Lowry Digital Images, Inc. unaudited pro forma combined condensed consolidated financial information.